UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              May 18, 2006

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number of Registrant)

452 Fifth Avenue, New York, New York		10018
(Address of principal executive offices of registrant)		(Zip Code)

Registrant’s telephone number, including area code (212) 525-3735

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

Upon issuance of the Preferred Stock, defined and referred to in Item 8.01 below, and as more fully described in the Articles Supplementary relating to the Preferred Stock, the ability of HSBC USA Inc. (the “Company”) to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make liquidation payments on its common stock and on other preferred stock ranking on a parity with the Preferred Stock will be subject to certain restrictions in the event that the Company does not declare dividends on the Preferred Stock during any dividend period.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2006, the Company filed Articles Supplementary to its Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland, setting forth the terms of the Preferred Stock.

Item 8.01. Other Events.

The Company has entered into an Underwriting Agreement with HSBC Securities (USA) Inc., as Representative of the several Underwriters named therein, to issue and sell to the Underwriters 13,000,000 Depositary Shares plus an option to purchase up to 1,950,000 additional Depositary Shares (collectively, the “Depositary Shares”), with each Depositary Share representing ownership of 1/40th of a share of the Company’s 6.50% Non-Cumulative Preferred Stock, Series H (the “Preferred Stock”). Each share of Preferred Stock is without par value and has a stated value and liquidation preference of $1,000 per share.

The offering of the Preferred Stock is registered as part of an Automatic Shelf Registration Statement on Form S-3 (File No. 333-133007), which became effective upon filing with the Securities and Exchange Commission on April 5, 2006. The documents filed with this Form 8-K under Item 9.01 are being filed as exhibits to that registration statement.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits No	Description

	(1)	Underwriting Agreement dated May 16, 2006 between HSBC USA Inc. and HSBC Securities (USA) Inc., as Representative of the several Underwriters named therein.

(3.1)

Articles of Incorporation and amendments and supplements thereto (incorporated by reference to Exhibit 3(a) to HSBC USA Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000, Exhibit 3 to HSBC USA Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed with the Securities and Exchange Commission on November 9, 2000, Exhibits 3.2 and 3.3 to HSBC USA Inc.’s Current Report on Form 8-K dated March 30, 2005, filed with the Securities and Exchange Commission on April 4, 2005, and Exhibit 3.2 to HSBC USA Inc.’s Current Report on Form 8-K dated October 11, 2005 and filed with the Securities and Exchange Commission on October 14, 2005).

	(3.2)	Articles Supplementary to HSBC USA Inc.’s Articles of Incorporation establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Preferred Stock.

	(3.4)	Form of certificate representing the Preferred Stock.

	(5.2)	Opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP regarding the preferred stock.

	(23.3)	Consent of Wilmer Cutler Pickering Hale and Dorr LLP is contained in its opinion (Exhibit 5.2 filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.

By:	/s/ CLIVE BUCKNALL
Name: Clive Bucknall Title: Executive Vice President, Controller

Dated: May 22, 2006